                                                                Exhibit 10.27(A)


                           "The securities represented by this Note have not
                  been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such securities may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or
                  (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."



                            AMENDED AND RESTATED NOTE
                            -------------------------


$[__________]                                                 New York, New York

                                                                  April 14, 2004




FOR VALUE RECEIVED, CD&L, INC., a Delaware corporation (the "Borrower" or the "Company"), hereby promises to pay to ________________ or its registered assigns (the "Lender" or "Holder"), in lawful money of the United States of America in immediately available funds, at the office of the Lender located at [_______________________] on the Maturity Date (as defined in the Amended Loan Agreement referred to below) the principal amount of _______________ DOLLARS ($_________) or, if less, the then unpaid principal amount of all Loans (as defined in the Amended Loan Agreement) made by the Lender pursuant to the Amended Loan Agreement.

                  The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.05 of the Amended Loan Agreement referred to below.

                  This Amended and Restated Note is one of the Amended and Restated Notes referred to in the Amended and Restated Senior Subordinated Loan Agreement, dated as of January 29, 1999 and amended and restated as of April 14, 2004, among the Company and the other parties thereto, including the Lender (as amended, modified and/or supplemented from time to time, the "Amended Loan Agreement") and is entitled to the benefits thereof. This Amended and Restated
Note is also entitled to the benefit of the Subordinated Guaranty (as defined in the Amended Loan Agreement). As provided in the Amended Loan Agreement, this Amended and Restated Note is subject to voluntary prepayment and mandatory repayment prior to the Maturity Date, in whole or in part. This Amended and Restated Note is subordinated to the "Senior Indebtedness" as defined in the Amended Loan Agreement and the Borrower agrees, and the Lender agrees by accepting this Amended and Restated Note, to the subordination provided in the Amended Loan Agreement.

                  In case an Event of Default (as defined in the Amended Loan Agreement) shall occur and be continuing, the principal of and accrued interest on this Amended and Restated Note may be declared to be due and payable in the manner and with the effect provided in the Amended Loan Agreement.

                  This Amended and Restated Note may be amended only in accordance with the provisions of Section 10.10 of the Amended Loan Agreement.

                  The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Amended and Restated Note.

1.0      AMENDMENT
         ---------

                  1.1 This Amended and Restated Note is being issued in exchange for and replacement of a certain note or notes of the Company issued on January 29, 1999, in the original principal amount of $15,000,000 pursuant to the Senior Subordinated Loan Agreement dated January 29, 1999 (the "Original Note"). Upon receipt of this Amended and Restated Note by the registered Holder, the Original Note shall be deemed canceled and null and void in its entirety. The Holder, by acceptance of this Amended and Restated Note, represents and warrants that it has not sold, transferred or assigned the Original Note to any party, and agrees to return the Original Note to the Company promptly.

2.0      CONVERSION PRIVILEGE/OBLIGATION
         -------------------------------

                  2.1 Conversion Right. The Company hereby grants to the Holder of this Amended and Restated Note the right to convert all, or a portion (in principal amounts equal to or greater than $50,000), of the principal amount of this Amended and Restated Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share. The number of shares of Common Stock that the Holder is entitled to receive upon conversion of all or part of this Amended and Restated Note shall be referred to as the Conversion Shares. The "Conversion Price" will equal $1.02, which is one time the average of the closing prices of a share of the Company's Common Stock on the American Stock Exchange ("AMEX") for each of the last five (5) trading days ending on and including the last trading day immediately prior to the date hereof. The number of shares of Common Stock into which this Amended and Restated Note may be converted shall be determined by taking (a) the sum of (1) the principal amount of this Amended and Restated Note to be converted, and (2) any interest due and unpaid thereon from the date of issue to the date of conversion, and dividing such amount by (b) the Conversion Price, which Conversion Price is subject to adjustment as provided in Section
2.8 below. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder.

                  2.2 Change in Control. The Holder of this Amended and Restated Note shall have the right to automatically convert such Amended and Restated
Note into shares of Common Stock in accordance with the formula described above simultaneously with the occurrence of, but deemed to occur immediately prior to, a Change in Control of the Company. For purposes of this Amended and Restated Note, a "Change in Control" shall be deemed to have occurred if any of the following events occur:

                  (a) the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the shares of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or

                  (b) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

                  (c) an approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

                  (d) any action pursuant to which any person (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934), corporation or other entity (other than the Lenders (as defined in the Amended Loan Agreement) and any person who owns more than ten percent (10%) of the outstanding Common Stock on the date hereof, the Company or any benefit plan sponsored by the Company or any of its subsidiaries) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company ("Voting Securities") representing fifty-one (51%) percent or more of the combined voting power of the Company's then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities), unless, prior to such person so becoming such beneficial owner, the Company's Board of Directors shall determine that such person so becoming such beneficial owner shall not constitute a Change in Control; or

                  (e) the individuals (A) who, as of the date hereof (including the nominees of the holders of the Company's Series A Convertible Redeemable Preferred Stock), constitute the Board of Directors (the "Original Directors") and (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two thirds of the Original Directors then still in office (such directors being called "Additional Original Directors") and (C) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of at least two thirds of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

                  2.3 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash. If the Company elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of a fraction of a share, one whole share of Common Stock.

                  2.4 Exercise Procedure. (a) Subject to the automatic conversion right set forth in Section 2.2, the conversion privilege shall be deemed to have been exercised (the "Exercise Time") (x) in the case of automatic conversion pursuant to Section 2.2, simultaneously with the occurrence of, but deemed to occur immediately prior to, a Change of Control of the Company (and the Holder shall deliver within a reasonable time thereafter the documents listed in (i) through (iii) below) and (y) in all other cases, when the Company shall have received from the Holder all of the following:

                  (i) a properly completed Exercise Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                  (ii) this Amended and Restated Note; and

                  (iii) if the payee of this Amended and Restated Note is not the person exercising such conversion privilege, an assignment or assignments as described in Section 2.6 hereof evidencing an assignment of such Amended and Restated Note to the person exercising the same.

                  (b) Certificates for the underlying shares acquired, together with a new Amended and Restated Note for such remaining principal balance with the same terms as this Amended and Restated Note shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Amended and Restated Note to the Company, if later).

                  2.5 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Amended and Restated Note. If the Conversion Shares are not to be issued in the name of the payee on the Amended and Restated Note, such agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  2.6 Assignment. The Assignment shall be in the form set forth at the end of this Amended and Restated Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Amended and Restated Note to purchase the number of the Conversion Shares stated therein. Such Assignment shall be dated the actual date of execution thereof.

                  2.7 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Conversion Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Conversion Shares at the Exercise Time.

                  (b) All Conversion Shares which may be issued upon any exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Conversion Shares upon exercise of the conversion privilege shall be made without charge to the Holder for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  2.8 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of Common Stock in shares of its Common Stock, or in other securities immediately convertible into shares of Common Stock, (ii) split the outstanding shares of its Common Stock into a greater number of outstanding shares of Common Stock, or (iii) combine the outstanding shares of its Common Stock into a smaller number of outstanding shares of Common Stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Amended and Restated Note shall thereafter be entitled to receive upon conversion that number of shares of Common Stock which he or she would have held had the initial indebtedness of this Amended and Restated Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii) and/or (iii) above may be accomplished at the same cost that would have obtained had the share been converted immediately prior to such action. For purposes of this subparagraph (a), the effective date for any stock dividend, split or combination referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Amended and Restated Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of this Amended and Restated Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Amended and Restated Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Amended and Restated Note.

3.0      RESTRICTIONS ON TRANSFER
         ------------------------

                  3.1 The Holder, by acceptance hereof, acknowledges that he understands that the Company will rely upon the representations set forth herein in issuing the Amended and Restated Note and the Conversion Shares, if any, without registration under the Securities Act of 1933 (as amended, the "Securities Act"), or any securities law of any State of the United States.

                  3.2 Accordingly, the Holder, by acceptance of the Amended and Restated Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Securities Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Amended and Restated Note or the Conversion Shares under the Securities Act, or any applicable state law, except as described in the Registration Rights Agreement dated the date hereof among the Company and the other parties thereto.

                  3.3 The Holder understands that due to lack of registration, the Amended and Restated Note and the Conversion Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Amended and Restated Note and the Conversion Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Securities Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Amended and Restated Note or the Conversion Shares were issued.

                  3.4 The Holder has such knowledge and experience in financial and business affairs that he is capable of evaluating the merits and risks of the prospective investment.

                  3.5 The Amended and Restated Note is being, and the Conversion Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  3.6 Prior to the date hereof, the Holder has had an opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Amended and Restated Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by such parties.


                  3.7 The Holder understands that restrictive legends in substantially the following form shall be placed on the certificate(s) representing the Conversion Shares:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States."

                  3.8 Notwithstanding the foregoing legend, the Company will not require an opinion of counsel if the Conversion Shares may be sold pursuant to the exemption from registration pursuant to Rule 144 of the Securities Act. In entering into this transaction, the Holder is not relying upon any information, other than the results of his own independent investigation.

                  THIS AMENDED AND RESTATED NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                         CD&L, INC.



                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

ACCEPTED:


By:
   -----------------------------------
   Name:
   Title:

                                   ASSIGNMENT


                  FOR VALUE RECEIVED _________________________________________

______________________________________________________________________________
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


    Name of Assignee                       Address                                 Aggregate Principal Amount
    -----------------------------------    ------------------------------------    ---------------------------------------










Date:
     ----------------------
                                    Signature:
                                              ----------------------------------

                                    Witness:
                                              ----------------------------------

                               EXERCISE AGREEMENT
                               ------------------


                                                           Date: _______________


                  The undersigned, pursuant to the provisions set forth in the within Note, hereby irrevocably elects to subscribe for and purchase the maximum number of shares of the Company's Common Stock as provided in the Note, and makes payment in full therefore by conversion and application to the extent necessary to pay the Conversion Price for such shares of such part of the principal amount of the Note and interest due thereon as shall be necessary as provided in the Note. The undersigned hereby represents and warrants that the shares of Common Stock to be acquired upon exercise are being acquired for his own account, without any present intention of reoffering, reselling or distribution such Common Stock, except to the extent permitted under the Securities Act of 1933, as amended. Terms used herein but not otherwise defined herein shall have the meaning provided such terms in the Amended and Restated Note of CD&L, Inc., dated April 14, 2004 in the initial principal amount of _________________ Dollars ($_______), payable to the order of _________________.



                                  Signature:
                                            ------------------------------------

                                  Address:
                                            ------------------------------------

                                            ------------------------------------